--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                               November 30, 1997


Dear Trust Shareholder:

       U.S. fixed income investors have been rewarded with solid total returns over the past twelve months, as moderate economic growth and low inflation drove Treasury yields below year-end 1996 levels by October 31, 1997.

       The economy has shown some signs of slowing, which BlackRock expects may persist as early indicators suggest that holiday spending may be tepid. We do not see immediate signs of inflationary pressure nor do we anticipate an imminent change in monetary policy by the Federal Reserve. Our long-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of slower economic growth, low inflation and declining Treasury borrowing.

       This report contains detailed market and portfolio strategy commentary by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust and wish you a successful new year.

Sincerely,




/s/Laurence D. Fink                          /s/Ralph L. Schlosstein
------------------------                     ---------------------------
   Laurence D. Fink                             Ralph L. Schlosstein
   Chairman                                     President

                                                               November 30, 1997


Dear Shareholder:

       We are pleased to present the annual report for The BlackRock Broad Investment Grade 2009 Term Trust Inc. ("the Trust") for the fiscal year ended October 31, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

       The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "BCT". The Trust's investment objective is to return $15 per share (its initial offering price) to shareholders on or about December 31, 2009 while providing high monthly income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and commercial mortgage-backed securities. Historically, the Trust has been primarily invested in corporate debt securities and collateralized mortgage obligations (CMOs). All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. government or its agencies.

       The table below summarizes the performance of the Trust's stock price and NAV over the period:


                          ------------------------------------------------------
                            10/31/97   10/31/96    Change     High       Low
--------------------------------------------------------------------------------
  STOCK PRICE               $12.125    $11.00      10.23%   $12.3125   $10.875
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)     $14.48     $13.46       7.58%   $14.49     $13.20
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

       The first half of the Trust's fiscal year was characterized by increased concern over potential inflationary pressures. Bond prices fell and yields rose between mid-December 1996 and mid-April 1997, as economic data indicated a very strong economy. Although inflationary measures such as commodity, producer and consumer prices generally remained relatively stable, labor markets remained strong throughout the period (with the unemployment rate consistently hovering near historically low levels), which suggested future wage pressures and higher inflation. In an effort to subdue this growth and pre-emptively fight inflation, the Federal Reserve raised the Federal funds rate by 25 basis points (1/4%) to 5.50% at their March 25 FOMC policy meeting. During the second quarter, however, signs of more moderate economic growth began to appear. Lower factory orders, decreased consumer spending and higher inventories, in addition to continued benign inflationary forces, soothed investor fears over inflation. Accordingly, the Federal Reserve left interest rates unchanged at their May 20, July 2 and September 30 policy meetings.

       U.S. Treasury yields reflected investor expectations of Federal Reserve policy activity. The yield of the 10-year note rose from a period low of 6.04% in late November 1996 to 6.98% in mid-April 1997 in response to Federal Reserve Chairman Alan Greenspan's warning of excessive equity market euphoria and in anticipation of a Federal funds rate increase. As economic data softened, however, the yield of the 10-year fell over 100 basis points from 6.98% to close at 5.83% on October 31, 1997. Foreign investors also contributed to the strong demand for U.S. Treasuries, as the Asian market volatility led foreign and domestic investors to look to U.S. government securities as a safe haven. For the 12 month period ended October 31, 1997, the 10-year Treasury rallied, posting a net decline of 51 basis points (0.51%).

       During the period, mortgage-backed securities (MBS), as measured by the Lehman Mortgage Index, modestly outperformed the broader investment grade domestic bond market (Lehman Aggregate Index) on a total return basis by 9.12% vs. 8.89%. Demand for mortgage securities was largely concentrated in the first half of 1997, when MBS decisively outperformed Treasuries due to low interest rate volatility and relatively stable mortgage prepayment activity. Recently, MBS have fallen out of favor, as declining interest rates have heightened prepayment fears and increased interest rate volatility has had a negative impact on valuations of mortgage securities. Further, as corporate bond prices have fallen, yields in the corporate sector have increased, offering investors an alternative to MBS which also yields more than Treasuries. With the U.S. economy remaining firm, domestic corporate bond fundamentals remain fairly positive. At newly wider spread levels, we primarily see value in higher rated and improving domestic credits.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

       BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and October 31, 1996 asset composition.

-------------------------------------------------------------------------------------------------
COMPOSITION                                         OCTOBER 31, 1997           OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------
 Agency Multiple Class Mortgage Pass-Throughs               26%                        30%
-------------------------------------------------------------------------------------------------
 Corporate Bonds                                            19%                        23%
-------------------------------------------------------------------------------------------------
 Adjustable Rate Mortgage Securities                        17%                        13%
-------------------------------------------------------------------------------------------------
 Commercial Mortgage-Backed Securities                      15%                        16%
-------------------------------------------------------------------------------------------------
 U.S. Gov't Securities                                       7%                         2%
-------------------------------------------------------------------------------------------------
 Stripped Mortgage-Backed Securities                         5%                         7%
-------------------------------------------------------------------------------------------------
 Municipal Bonds                                             5%                         5%
-------------------------------------------------------------------------------------------------
 Asset Backed Securities                                     3%                         --
-------------------------------------------------------------------------------------------------
 Mortgage Pass-Throughs                                      2%                         3%
-------------------------------------------------------------------------------------------------
 Non-Agency Multiple Class Mortgage Pass-Throughs            1%                         1%
-------------------------------------------------------------------------------------------------

       Over the past year, the Trust reduced its overall exposure to residential mortgage-backed securities, as fundamental conditions in that market have worsened. Mortgages performed well over the first half of 1997 when interest rate volatility remained low and the rate at which homeowners were prepaying their mortgages remained fairly constant. As interest rate volatility increased and mortgages became less favorable towards the middle of the year, the Trust began to take profits and reallocate the proceeds. We believe that the environment for mortgages will continue to worsen and that the mortgage market is at risk for sustained underperformance versus Treasuries in the current low interest rate levels. In particular, the Trust's collateralized mortgage obligation (CMO), mortgage pass-through and stripped mortgage-backed security holdings were reduced.

       The Trust also scaled back its exposure to the corporate bond market from 23% to 19% over the past twelve months. The corporate bond sector outperformed comparable maturity Treasuries during the third quarter by a slender margin, capping a year of generally good performance. In October, however, yield spreads on domestic corporate bonds began to widen as prices dropped. The Trust redeployed these assets into U.S. Treasury securities and will look to opportunistically re-enter the corporate and mortgage markets.

       We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Broad Investment Grade 2009 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report. Sincerely,



/s/Robert S. Kapito                       /s/Michael P. Lustig
----------------------                    ----------------------
Robert S. Kapito                          Michael P. Lustig
Vice Chairman and Portfolio Manager       Principal and Portfolio Manager
BlackRock Financial Management, Inc.      BlackRock Financial Management, Inc.


================================================================================
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                              BCT
--------------------------------------------------------------------------------
  Initial Offering Date:                                     June 17, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/97:                          $12.125
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/97:                              $14.480
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/97 ($12.125)1:        7.42%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                     $0.0750
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                  $0.9000
================================================================================

------------
1 Yield on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997
================================================================================
              PRINCIPAL
  RATINGS*     AMOUNT                                                 VALUE
 (UNAUDITED)    (000)            DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------

                      LONG-TERM INVESTMENTS--145.7%
                      MORTGAGE PASS-THROUGHS--2.5%
                      Federal Housing Administration,
              $1,006    CLC Alzheimer Care Center,
                          8.25%, 12/25/37 .....................   $1,077,884
                                                                  ----------
                      MULTIPLE CLASS MORTGAGE
                      PASS-THROUGHS--62.7%
AAA              744  Community Program Loan Trust,
                        Series 1987-A, Class A4,
                        4.50%, 10/01/18 .......................      666,719
                      Federal Home Loan Mortgage
                      Corporation, Multiclass Mortgage
                      Participation Certificates (REMIC),
               4,380    Series 1353, Class 1353-S,
                          8/l5/07 (ARM) .......................      524,199
                 397++  Series 1472, Class 1472-SA,
                          3/15/08, (ARM) ......................      379,321
               1,010++  Series 1506, Class 1506-S,
                          5/15/08 (ARM) .......................      978,179
               2,168++  Series 1510, Class 1510-G,
                          5/15/13 .............................    2,281,105
               3,000+   Series 1596, Class 1596-D,
                          10/15/13 ............................    3,026,070
                 481    Series 1619, Class 1619-SA,
                          2/15/22 (ARM) .......................      455,971
               1,025    Series 1626, Class 1626-SA,
                          12/15/08 (ARM) ......................      829,799

                 331    Series 1637, Class 1637-LE,
                          12/15/23 (ARM) ......................      287,238
               1,142+   Series 1669, Class 1669-MB,
                          2/15/24 (ARM) .......................    1,006,716
                      Federal National Mortgage
                      Association, REMIC Pass-Through
                      Certificates,
                 121    Trust 1992-174, Class 174-S,
                          9/25/22 (ARM) .......................      267,524
                 714    Trust 1993-2, Class 2-SA,
                          1/25/23 (ARM) .......................      719,626
               1,000++  Trust 1993-49, Class 49-H,
                          4/25/13 .............................    1,046,410
               3,053+   Trust 1993-79, Class 79-PK,
                          4/25/22 .............................    3,100,017
               2,646++  Trust 1993-87, Class 87-J,
                          4/25/22 .............................    2,586,412
               4,000++  Trust 1993-138, Class 138-JK,
                          5/25/19 (I) .........................      889,080
               1,000+   Trust 1993-156, Class 156-SE,
                          10/25/19 (ARM) ......................    1,012,500
                 296    Trust 1993-182, Class 182-J,
                          9/25/23 .............................      282,304
                 614++  Trust 1993-183, Class 183-SE,
                          10/25/23 (ARM) ......................      535,672
                 589++  Trust 1993-191, Class 191-SD,
                          10/25/08 (ARM) ......................      469,163
               1,627+   Trust 1993-202, Class 202-VB,
                          11/25/23 (ARM) ......................    1,468,742
               1,177++  Trust 1994-13, Class 13-SM,
                          2/25/09 (ARM) .......................    1,029,875
                 748++  Trust 1994-37, Class 37-SC,
                          3/25/24 (ARM) .......................      675,200
               1,500    Trust 1996-20, Class 20-SB,
                          10/25/08 (ARM) ......................      577,969
               2,355    Trust 1997-30, Class 30-I,
                          1/25/23 (l) .........................      662,269
               1,250    Trust 1997-50, Class 50-HK,
                          8/25/27 (I) .........................      494,336
               1,190    Trust G93-25, Class 25-J,
                          12/25/19 (I) ........................      443,511
                 246    Trust G93-27, Class 27-SE,
                          8/25/23 (ARM) .......................      138,031
                                                                 -----------
                                                                  26,833,958
                                                                 -----------
                     COMMERCIAL MORTGAGE BACKED
                      SECURITIES--22.4%
BBB+             500  Citibank, New York N.A., 144A,
                          Multifamily Mortgage,
                          Series 1994-1, Class M2,
                          8.00%, 1/25/19 ......................      524,063
Aaa            4,488  CS First Boston Mortgage
                          Securities Corporation,
                          Series 1997-C1, Class AX, 144A,
                          4/20/22 .............................      516,870
BBB              500  DLJ Mortgage Acceptance
                          Corporation, Series 1997-CF1, 144A,
                          8.82%, 11/25/07 .....................      532,545
BBB+             750  FDIC Remic Trust, Mortgage
                          Pass-Through Certificates,
                          Series 1994-C1, Class II-F,
                          8.70%, 9/25/25 ......................      804,151
AAA              500  GS Mortgage Securities Corporation,
                          Series 1996-PL, Class A2,
                          7.4l%, 2/15/27 ......................      523,606
                      LTC Commercial Mortgage
                          Pass-Through Certificates,

A                500      Series 1994-1, Class l-D,
                          10.00%, 6/15/26 .....................      527,813
AAA              456       Series 1996-1, Class 1-A, 144A,
                          7.06%, 4/15/28 ......................      462,439
                      Merrill Lynch Mortgage Investors
                          Incorporated,
BBB              500     Series 1995-C1, Class D,
                         7.97%, 5/25/15 .......................      526,814



                       See Notes to Financial Statements

================================================================================
              PRINCIPAL
  RATINGS*     AMOUNT                                                 VALUE
 (UNAUDITED)    (000)            DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------

BBB            $ 500    Series 1996-C1, Class D,
                          7.42%, 4/25/28 ......................    $ 515,917
BBB              500    Morgan Stanley Capital 1
                          Incorporated, Commercial
                          Mortgage Pass-Through,
                          Series 1995-GA 1, Class D, 144A,
                          8.25%, 8/15/27 ......................      534,465
AAA              750    New York City Mortgage Loan Trust,
                          Multifamily Mortgage Pass-Through
                          Class A-2, 144A,
                          6.75%, 6/25/11 ......................      752,109
BBB              600    Nomura Asset Capital Corporation,
                          Series 1993-M1, Class A3, 144A,
                          7.64%, 11/25/03 .....................      618,600
                        PaineWebber Mortgage
                          Acceptance Corporation IV,
BBB              750      Series 1995-M1, Class D, 144A,
                          7.30%, 1/15/07 ......................      763,575
BBB              500      Series 1995-M2, Class D, 144A,
                          7.20%, 12/1/03 ......................      506,808
A                465    Resolution Trust Corporation,
                          Series 1994-C2, Class D,
                          8.00%, 4/25/25 ......................      476,504
Aa2              492    Salomon Brothers Mortgage
                          Securities VII,
                          Series 1997-TZH, Class A1, 144A,
                          7.15%, 3/25/22 ......................      509,421
AAA              500    Structured Asset Securities
                          Corporation, Series
                          1996-CFL, Class B,
                          6.303%, 2/25/28 .....................      496,277
                                                                  ----------
                                                                   9,591,977
                                                                  ----------
                      CORPORATE BONDS--29.2%
                      FINANCE & BANKING--9.2%
A3               500  Amsouth Bancorporation,
                          6.75%, 11/01/25 .....................      509,012
A                600  Equitable Life Assured Society,
                          6.95%, 12/01/05 .....................      608,897
BBB-             500  Macsaver Financial Services
                          Incorporated,
                          7.875%, 8/01/03 .....................      510,485
A1               500  Metropolitan Life Insurance Co., 144A,
                          6.30%, 11/01/03                            493,254
A+             1,000  Morgan Stanley Group Incorporated,
                          10.00%, 6/15/08 .....................    1,249,820
BBB+             500  PaineWebber Group Incorporated,
                          8.875%, 3/15/05 .....................      563,090
                                                                  ----------
                                                                   3,934,558
                                                                  ----------

                      CORPORATE BONDS (CONT'D)
                      INDUSTRIALS--9.4%
A3               100  American Airlines Inc. Secured
                          Equipment Trust, Series 1990-M,
                          10.44%, 3/04/07 .....................      123,690
BBB-             500@Burlington Industries Incorporated,
                          7.25%, 9/15/05 ......................      497,624
A1             1,000  Dow Capital BV,
                          9.20%, 6/01/10 ......................    1,195,210
A+               500  Ralcorp Holdings, Incorporated,
                          8.75%, 9/15/04 ......................      567,255
A-               500  Ralston Purina Co., Debenture
                          9.25%, 10/15/09 .....................      599,920
A                500  Seagram Joseph E & Sons Inc.,
                          7.00%, 4/15/08 ......................      517,360
BBB-             500  Tele-Communications Inc.,
                          8.25% 1/15/03 .......................      530,705
                                                                  ----------
                                                                   4,031,764
                                                                  ----------
                      CORPORATE BONDS (CONT'D)
                      UTILITIES--4.6%
BBB-             500  360 Communications Co.,
                          7.50%, 3/01/06 ......................      515,450
BBB-             379  Mobile Energy Services Co. L.L.C.,
                          8.665%, 1/01/17 .....................      401,629
BBB-             500  NRG Energy Incorporated, 144A,
                          7.625%, 2/01/06 .....................      523,135
Baa2             500  Ohio Edison Company,
                          8.625%, 9/15/03 .....................      545,628
                                                                  ----------
                                                                   1,985,842
                                                                  ----------
                      CORPORATE BONDS (CONT'D)
                      SOVEREIGN & PROVINCIAL--6.0%
BBB-             500  Empresa Electric Guacolda Sa, 144A,
                          7.95%, 4/30/03 ......................      508,151
BBB+             500  Empresa Electric Pehuhuenche,
                          7.30%, 5/01/03 ......................      502,540
A3               500  Israel Electric Corp. LTD., 144A
                          7.25%, 12/15/06 .....................      518,925
BBB-           1,000  Petrozuata Finance Inc., 144A
                          7.63%, 4/01/09 ......................    1,025,000
                                                                  ----------
                                                                   2,554,616
                                                                  ----------
                      ASSET BACKED SECURITIES--4.1%
                      Structured Mortgage Asset
                          Residential Trust,
AAA              710    Series 1997-2, 144A
                          8.24%, 3/15/06 ......................      714,909
AAA              732    Series 1997-3, 144A
                          8.724%, 4/15/06 .....................      743,463
AAA              293    Series 1997-4, 144A
                          7.85%, 4/l5/05 ......................      295,241
                                                                  ----------
                                                                   1,753,613
                                                                  ----------

                      STRIPPED MORTGAGE-BACKED
                      SECURITIES--7.6%
                      Federal Home Loan
                         Mortgage Corporation
               2,286    Series 65, Class 65-I,
                          8/15/20 (I/O) .......................      573,505
                 912    Series 141, Class 141-H,
                          5/15/21 (I/O) .......................      264,675
               2,571++  Series 1900, Class 1900-SV,
                          8/15/08 (I/O) .......................      538,170
              48,963    Series 1995, Class 1995-SB,
                          10/15/27 (I/O) ......................      145,360
                      Federal National Mortgage
                          Association,
                  72    Trust G-21, Class 21-L,
                          7/25/21 (I/O) .......................      172,677

================================================================================
              PRINCIPAL
  RATINGS*     AMOUNT                                                 VALUE
 (UNAUDITED)    (000)            DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------

              $3,517++  Trust 1994-42, Series 42-SO,
                          3/25/23 (I/O) .......................  $   507,746
               1,341+   Trust 1994-46, Class 46-D,
                          11/25/23 (P/O), .....................      724,569
                      Salomon Brothers Mortgage
                        Securities Inc. VI,
                 284    Series 1987-3, Class A,
                          10/23/17 (P/O) ......................      224,319

                 291  Series 1987-3, Class B,
                          10/23/17 (I/O) ......................      101,713
                                                                 -----------
                                                                   3,252,734
                                                                 -----------
                      U.S. GOVERNMENT SECURITIES--9.7%
                 994  Small Business Administration
                        Participation Certificate,
                        Series 1995-10,
                        Class 10-C, 7.35%, 8/01/05 ............    1,039,057
               3,000  U.S. Treasury Notes,
                        6.375%, 8/15/27 .......................    3,091,860
                                                                 -----------
                                                                   4,130,917
                                                                 -----------
                      MUNICIPAL BONDS--7.5%
AA-              500  Fresno California Pension
                        Obligation, Taxable, Series 1994,
                          7.80%, 6/01/14 ......................      552,100
AAA              500  Kern County California
                        Pension Obligation, Taxable,
                        6.98%, 8/15/09 ........................      511,380
                      Los Angeles County California
                        Pension, Taxable,
AAA            1,000    Series A, 8.62%, 6/30/06 ..............    1,138,290
AAA              500    Series D, 6.97%, 6/30/08 ..............      516,705
AAA              500  Orleans Parish Louisiana
                        School Board, Taxable,
                        Ref., Series A,
                        6.60%, 2/01/08 ........................      496,585
                                                                 -----------
                                                                   3,215,060
                                                                 -----------
                      Total Long-Term Investments
                        (cost $58,881,320) ....................   62,362,923
                                                                 -----------
          CONTRACTS # SHORT-TERM INVESTMENTS--0.5%
                      PUT OPTION PURCHASED--0.0%
                  15  U.S. Treasury Note, 6.625%,
                        5/31/07 @ 100, expiring 3/19/98
                        (cost $223,828) .......................       19,020
                      REPURCHASE AGREEMENT-0.5%
                 210  State Street Bank 5.30%
                        dated 10/31/97, due 11/3/97 in
                        the amount of $210,093 (cost
                        $210,000, collateralized by
                        $215,000 United States Treasury
                        Note, 5.25%, due 12/31/97,
                        value including accrued
                        interest--$215,093) ...................      210,000
                                                                 -----------
                      Total Short-Term Investments
                        (cost $433,828)                              229,020
                                                                 -----------
                      Total Investments--146.2%
                        (cost $59,315,148) ....................   62,591,943
                      Liabilities in excess of other
                          assets--(46.2%) .....................  (19,781,478)
                                                                 -----------
                      NET ASSETS--100% ........................  $42,810,465
                                                                 ===========

        *   Using the higher of Standard & Poor's or Moody's Rating.
            Partial principal amount pledged as collateral for reverse repurchase agreements.
            Entire principal amount pledged as collateral for reverse
            repurchase agreements.
        @   Partial principal amount pledged as collateral for futures transactions.
        #   One contract equals 100,000 face value.

--------------------------------------------------------------------------------
                              Key to Abbreviations
  ARM       --Adjustable Rate Mortgage.
  I         --Denotes a CMO with interest only characteristics.
  I/O       --Interest Only.
  P/O       --Principal Only.
  REMIC     --Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------



                       See Notes to Financial Statements

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value
   (cost $59,315,148) (Note 1) .............................    $62,591,943
Cash .......................................................         38,700
Interest receivable ........................................        707,721
Interest rate cap, at value
   (amortized cost $138,689) (Notes 1 & 3) .................        102,250
Deferred organization expenses and other
   assets ..................................................          5,278
                                                                -----------
                                                                 63,445,892
                                                                -----------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................     20,363,000
Payable for investments purchased ..........................        119,285
Dividends payable ..........................................         25,266
Interest payable ...........................................         53,960
Advisory fee payable (Note 2) ..............................         19,772
Administration fee payable (Note 2) ........................          5,382
Unrealized depreciation on interest rate swaps
  (Notes 1 and 3) ..........................................          4,427
Variation margin payable on open futures
   contracts (Notes 1 and 3) ...............................          1,776
Other accrued expenses .....................................         42,559
                                                                -----------
                                                                 20,635,427
                                                                -----------

NET ASSETS .................................................    $42,810,465
                                                                ===========
Net assets were comprised of:
   Common stock:
      Par value (Note 5) ...................................    $    29,571
      Paid-in capital in excess of par .....................     40,699,403
                                                                -----------
 ...........................................................     40,728,974
   Undistributed net investment income .....................        827,358
   Accumulated net realized loss ...........................     (1,870,050)
   Net unrealized appreciation .............................      3,124,183
                                                                -----------
   Net assets, October 31, 1997 ............................    $42,810,465
                                                                ===========
Net asset value per share:
   ($42,810,465 / 2,957,093 shares of
   common stock issued and outstanding) ....................         $14.48
                                                                     ======



-------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
-------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest earned (including net amortization of
      premium of $915,305 and net of interest
      expense of $1,062,448) ...............................    $ 3,657,293
                                                                -----------

Operating Expenses
   Investment advisory .....................................        222,951
   Administration ..........................................         60,805
   Reports to shareholders .................................         26,648
   Audit ...................................................         25,500
   Custodian ...............................................         19,554
   Directors ...............................................         11,360
   Transfer agent ..........................................          8,779
   Legal ...................................................          3,941
   Miscellaneous ...........................................         33,357
                                                                -----------
   Total operating expenses ................................        412,895
                                                                -----------
Net investment income ......................................      3,244,398
                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
   Investments .............................................        916,852
   Short sales .............................................            172
   Futures .................................................       (847,184)
                                                                -----------
                                                                     69,840
                                                                -----------
Net change in unrealized appreciation (depreciation) on:
   Investments .............................................      2,258,858
   Interest rate cap .......................................        (36,439)
   Futures .................................................        129,927
                                                                -----------
                                                                  2,352,346
                                                                -----------
Net gain on investments ....................................      2,422,186
                                                                -----------

NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ..............................................    $ 5,666,584
                                                                ===========

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
   Interest purchased, net of interest received ............   $  4,841,451
   Operating expense paid ..................................       (397,869)
   Interest expense paid ...................................     (1,044,584)
   Purchase of long-term portfolio investments .............    (24,369,828)
   Proceeds from disposition of long-term portfolio
      investments ..........................................     21,322,742
   Other ...................................................         54,783
                                                               ------------
   Net cash flows provided by operating activities .........        406,695
                                                               ------------
Cash flows used for financing activities:
   Increase in reverse repurchase agreements ...............      2,282,000
   Cash dividends paid .....................................     (2,670,253)
                                                               ------------
   Net cash flows used for financing activities ............       (388,253)
                                                               ------------
Net increase in cash .......................................         18,442
Cash at beginning of year ..................................         20,258
                                                               ------------
Cash at end of year ........................................   $     38,700
                                                               ============
RECONCILIATION OF NET INCREASE IN
   NET ASSETS RESULTING FROM OPERATIONS
   TO NET CASH FLOWS PROVIDED BY
   OPERATING ACTIVITIES
Net increase in net assets resulting from operations .......   $  5,666,584
                                                               ------------
Increase in investments ....................................     (2,958,893)
Net realized gain on investments, short
  sales and futures ........................................        (69,840)
Increase in unrealized appreciation ........................     (2,352,346)
Decrease in interest receivable ............................        121,710
Increase in interest rate cap ..............................       (138,689)
Decrease in deferred organization expenses
   and other assets ........................................          6,368
Increase in payable for investments purchased ..............        119,285

Increase in interest payable ...............................         17,864
Decrease in accrued expenses and other liabilities                   (5,348)
                                                               ------------
   Total adjustments .......................................     (5,259,889)
                                                               ------------
Net cash flows provided by operating activities ............   $    406,695
                                                               ------------



--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
STATEMENTS OF CHANGES IN
NET ASSETS
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN                             YEAR ENDED OCTOBER 31,
  NET ASSETS                                    ----------------------------
                                                1997                    1996
                                                ----                    ----
Operations:
   Net investment income ...............     $ 3,244,398             $ 2,942,432
   Net realized gain on
      investments, short sales
      and futures ......................          69,840                  89,681
   Net unrealized appreciation
      (depreciation) on
      investments, interest rate
      cap and futures ..................       2,352,346                (163,059)
                                             -----------             -----------
   Net increase in net
      assets resulting from
      operations .......................       5,666,584               2,869,054

Dividends from
   net investment income ...............      (2,661,232)             (2,698,240)
                                             -----------             -----------

   Total increase ......................       3,005,352                 170,814


NET ASSETS
Beginning of year ......................      39,805,113              39,634,299
                                             -----------             -----------
End of year ............................     $42,810,465             $39,805,113
                                             ===========             ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                     For the Period
                                                                                                                        June 25,
                                                                                 Year Ended October 31,                 1993* to
                                                                               ---------------------------             October 31,
PER SHARE OPERATING PERFORMANCE:                                         1997        1996         1995        1994        1993
                                                                        ------       -----       -----       ------      -----
Net asset value, beginning of period ..............................     $ 13.46     $  13.40   $  11.94    $  14.56    $  14.10
                                                                        -------     --------   --------      ------    --------
   Net investment income (net of interest expense of
    $.36, $.35, $.68, $.34 and $.02) ..............................        1.10         1.00       0.85        0.95        0.28
   Net realized and unrealized gain (loss) on investments .........        0.82        (0.03)      1.60       (2.48)       0.52
                                                                        -------     --------   --------      ------    --------
Net increase (decrease) from investment operations ................        1.92         0.97       2.45       (1.53)       0.80
                                                                        -------     --------   --------      ------    --------
Dividends from net investment income ..............................       (0.90)       (0.91)     (0.85)      (0.95)      (0.27)
Distributions from realized capital gains .........................          --           --         --       (0.02)         --
Distributions from paid-in capital ................................          --           --      (0.14)      (0.09)         --
                                                                        -------     --------   --------      ------    --------
Total dividends and distributions .................................       (0.90)       (0.91)     (0.99)      (1.06)      (0.27)
                                                                        -------     --------   --------      ------    --------
Capital charge with respect to issuance of shares .................          --           --         --       (0.03)      (0.07)
                                                                        -------     --------   --------      ------    --------
Net asset value, end of period** ..................................     $ 14.48     $  13.46   $  13.40    $  11.94    $  14.56#
                                                                        =======     ========   ========      ======    ========
Per share market value, end of period** ...........................     $12.125     $  11.00   $ 11.125    $  10.00    $  13.75
                                                                        =======     ========   ========      ======    ========
TOTAL INVESTMENT RETURN+...........................................      19.05%        6.67%     22.43%     (20.41%)     (0.60%)
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses @ ..............................................       1.02%        1.12%      1.00%       1.04%       0.97%++
Net investment income .............................................       8.03%        7.59%      6.78%       7.31%       5.66%++
SUPPLEMENTAL DATA:
Average net assets (in thousands) .................................     $40,416      $38,786    $37,080     $38,468     $41,195
Portfolio turnover ................................................         36%          58%       116%         41%         27%
Net assets, end of period (in thousands) ..........................     $42,810      $39,805    $39,634     $35,320     $43,051
Reverse repurchase agreements outstanding, end of
  period (in thousands) ...........................................     $20,363      $18,081    $18,489     $16,003     $18,375
Asset coverage+++..................................................     $ 3,102      $ 3,209    $ 3,144     $ 3,207     $ 3,343

----------------
    * Commencement of investment operations.
   ** Net asset value and market value are published in The Wall Street Journal each Monday. # Net asset value immediately after the closing of the first public offering was $14.03.
    @ The ratios of operating expenses, including interest expense, to average net assets were 3.65%, 3.81%, 6.42%, 3.65%, and 1.31% for the periods indicated above, respectively.
    + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than one full year are not annualized.
   ++ Annualized.
  +++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK BROAD INVESTMENT
GRADE 2009 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING  POLICIES
The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust had no transactions until June 16, 1993, when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc. Investment operations commenced on June 25, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $15 per share to investors on or shortly before December 31, 2009 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

    In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

    Option selling and purchasing is used by the Trust to effectively hedge more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The trust can also sell (or write) covered call options and put options to hedge portfolio positions.

    The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

    The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

    Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended October 31, 1997.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

    During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

    Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

    Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

    Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

    Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

DEFERRED ORGANIZATION EXPENSES: A total of $30,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

    The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.55% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net assets.

    Pursuant to the agreements, the Adviser provides contin-uous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 1997 aggregated $24,489,113 and $21,408,616, respectively.

    The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 1997, the Trust held 16.9% of its portfolio assets in securities restricted as to resale.

    The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp.

succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNCBank or its affiliates.It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

    The federal income tax basis of the Trust's investments at October 31, 1997 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $3,276,795 (gross unrealized appreciation--$3,678,868, gross unrealized depreciation--$402,073).

    For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1997 of approximately $2,000,000 which will expire in 2003. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

    At October 31, 1997 the Trust entered into financial futures contracts. Details of open contracts at October 31, 1997 are as follows:

                                                     VALUE AT
 NUMBER OF               EXPIRATION     VALUE AT    OCTOBER 31,  UNREALIZED
 CONTRACTS      TYPE        DATE       TRADE DATE      1997     DEPRECIATION
 ---------      ----      ---------     ---------    ---------   -----------
Short Position:
              10 yr. U.S.
    30          T-Note       Dec. 97  $3,269,865    $3,352,500   $  (82,635)
     8        Eurodollar     Dec. 97   1,873,158     1,880,200       (7,042)
     8        Eurodollar     Mar. 98   1,879,858     1,884,900       (5,042)
     8        Eurodollar     Jun. 98   1,877,758     1,883,700       (5,942)
     8        Eurodollar     Sep. 98   1,875,558     1,882,300       (6,742)
     8        Eurodollar     Dec. 98   1,880,858     1,885,300       (4,442)
                                                                 ----------
                                                                 $ (111,845)
                                                                 ==========

    The Trust entered into an interest rate swap agreement which settled on July 28, 1997 with a notional amount of $10,000,000. Under the agreement, the Trust will pay interest to the counterparty on the notional amount at a rate of 6.421% and will receive from the counterparty interest on the notional amount at the 3 month LIBOR rate. The agreement terminates on July 27, 2001. At October 31, 1997 the unrealized depreciation was $62,594.

    The Trust entered into an interest rate swap agreement which settled on July 28, 1997 with a notional amount of $14,550,000. Under the agreement, the Trust will pay interest to the counterparty on the notional amount at the 3 month LIBOR rate and will receive from the counterparty interest on the notional amount at a rate of 6.365%. The agreement terminates on July 27, 2000. At October 31, 1997 the unrealized appreciation was $58,167.

    The Trust entered into an interest rate cap which settled onFebruary 19, 1997 with a notional amount of $5 million. Under this agreement, the Trust receives the excess, if any, of three-month LIBOR over the fixed rate of 6.00%. The agreement terminates onFebruary 19, 2002. At October 31, 1997 unrealized depreciation was $36,439.

NOTE 4. BORROWINGS
REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

    The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1997 was approximately $18,907,494 at a weighted average interest rate of approximately 5.55%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $20,840,625 as of June 30, 1997 which was 33.0% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the year ended October 31, 1997.

NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 2,957,093 shares outstanding at October 31, 1997, the Adviser owned 7,093 shares.

    Offering costs ($280,662) incurred in connection with the underwriting of the Trust's shares have been charged to paid-in capital in excess of par.


NOTE 6. DIVIDENDS
Subsequent to October 31, 1997, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.075 per share payable November 28, 1997 to shareholders of record on November 14, 1997.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The  Shareholders and Board of Directors of
The BlackRock Broad Investment Grade 2009 Term Trust Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Broad Investment Grade 2009 Term Trust Inc. as of October 31, 1997 and the related statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and the period June 25, 1993 (commencement of investment operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Broad Investment Grade 2009 Term Trust Inc. at October 31, 1997 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.






/s/Deloitte & Touche LLP
------------------------
Deloitte & Touche LLP

New York, New York
December 12, 1997

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1997.

    During the fiscal year ended October 31, 1997, the Trust paid dividends totalling $.90 per share all of which is taxable as ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1997 federal income tax return as ordinary income.Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1998.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank &Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state and or local income taxes that may be payable on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 669-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.


WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $50 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds, which trade on either the New York Stock or American Stock exchanges, several open-end funds and separate accounts for more than 125 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank N.A., one of the nation's largest banking organizations.


WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), corporate debt securities and privately issued mortgage-backed securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2009. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Trust also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: BCT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements then securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objectives.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions the Trust does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE
MORTGAGE-BACKED
SECURITIES (ARMS):            Mortgage  instruments  with  interest  rates  that
                              adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:      Securities  backed by various types of receivables
                              such as automobile and credit card receivables.

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED
 MORTGAGE OBLIGATIONS (CMOS): Mortgage-backed securities which separate mortgage pools into short-, medium-, and long- term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                     When a fund's net asset value is greater  than its
                              stock price the Trust is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders  may elect to have all  dividends and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of the Trust.

FHA: Federal Housing Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                         Government National Mortgage  Association,  a U.S.
                              government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT  SECURITIES:       Securities   issued  or  guaranteed  by  the  U.S.
                              government,    or   one   of   its   agencies   or
                              instrumentalities,   such  as   GNMA   (Government
                              National  Mortgage  Association),   FNMA  (Federal
                              National Mortgage  Association) and FHLMC (Federal
                              Home Loan Mortgage Corporation).

INTEREST-ONLY
SECURITIES (I/O):             Mortgage securities that receive only the interest
                              cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:        A mortgage  dollar roll is a transaction  in which
                              the Trust  sells  mortgage-backed  securities  for
                              delivery in the current  month and  simultaneously
                              contracts  to  repurchase   substantially  similar
                              (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:       Mortgage-backed  securities  issued by Fannie Mae,
                              Freddie   Mac  or   Ginnie   Mae.   Multiple-Class
                              Pass-Throughs:       Collateralized       Mortgage
                              Obligations.  Net  Asset  Value  (NAV):  Net asset
                              value is the total market value of all  securities
                              held by the  Trust,  plus  income  accrued  on its
                              investments,   minus  any  liabilities   including
                              accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall Street Journal each Monday.

PRINCIPAL-ONLY
SECURITIES  (P/O):            Mortgage   securities   that   receive   only  the
                              principal  cash flows from an  underlying  pool of
                              mortgage   loans   or   underlying    pass-through
                              securities. Also known as a strip.

PROJECT LOANS:                Mortgages for multi-family,  low- to middle-income
                              housing. Premium: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                    Securities     issued    in    connection     with
                              collateralized mortgage obligations that generally
                              represent  the excess cash flow from the  mortgage
                              assets   underlying   the  CMO  after  payment  of
                              principal and interest on the other CMO securities
                              and  related  administrative   expenses.   Reverse
                              Repurchase In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them Agreements: at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED  MORTGAGE-BACKED
SECURITIES:                   Arrangements   in  which  a  pool  of   assets  is
                              separated into two classes that receive  different
                              proportions   of  the   interest   and   principal
                              distribution   from   underlying   mortgage-backed
                              securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        MATURITY
PERPETUAL TRUSTS                                                                        STOCK SYMBOL                      DATE
                                                                                         ----------                      ------
The BlackRock Income Trust Inc.                                                             BKT                            N/A
The BlackRock North American Government Income Trust Inc.                                   BNA                            N/A


Term Trusts
The BlackRock 1998 Term Trust Inc.                                                          BBT                           12/98
The BlackRock 1999 Term Trust Inc.                                                          BNN                           12/99
The BlackRock Target Term Trust Inc.                                                        BTT                           12/00
The BlackRock 2001 Term Trust Inc.                                                          BLK                           06/01
The BlackRock Strategic Term Trust Inc.                                                     BGT                           12/02
The BlackRock Investment Quality Term Trust Inc.                                            BQT                           12/04
The BlackRock Advantage Term Trust Inc.                                                     BAT                           12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                   BCT                           12/09




TAX-EXEMPT TRUSTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        MATURITY
PERPETUAL TRUSTS                                                                        STOCK SYMBOL                      DATE
                                                                                         ----------                      ------
The BlackRock Investment Quality Municipal Trust Inc.                                       BKN                            N/A
The BlackRock California Investment Quality Municipal Trust Inc.                            RAA                            N/A
The BlackRock Florida Investment Quality Municipal Trust                                    RFA                            N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                            RNJ                            N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                              RNY                            N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                              BMN                           12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                        BRM                           12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                             BFC                           12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                     BRF                           12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                               BLN                           12/08
The BlackRock Insured Municipal Term Trust Inc.                                             BMT                           12/10




         If you would like further information please do not hesitate to call BlackRock at (800) 227-7BFM (7236) or consult with your financial advisor.

BLACKROCK


DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Frank Smith, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800)699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

  This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                    THE BLACKROCK BROAD INVESTMENT GRADE 2009
                                 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O.Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM



[LOGO] Printed on recycled paper                                     092472-10-6






================================================================================



THE BLACKROCK

BROAD INVESTMENT
GRADE 2009
TERM TRUST INC.
================================================================================
ANNUAL REPORT
OCTOBER 31, 1997


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